                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statements of Assets and Liabilities............. 17
Statements of Operations......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Dividend Reinvestment Plan....................... 26

VQC SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.

    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.

    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........   (0.58%)
Six-month total return based on NAV(2)....................     1.16%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.62%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.69%

 SHARE VALUATIONS

Net asset value...........................................  $  17.44
Closing common stock price................................  $17.6250
Six-month high common stock price (12/07/98)..............  $18.8125
Six-month low common stock price (01/22/99)...............  $17.3750
Preferred share rate(5)...................................    3.190%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

 On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result the fiscal year commenced on September 1, 1998 and ended on October 31, 1998. The financial information for the two-month transition period appears in a separate column in this April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen California Quality Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.
    The California economy remained strong throughout the reporting period. Bond issuance in the state remained high in the fourth quarter of 1998, but dropped 27 percent in the first four months of 1999 compared with the same period the previous year. We anticipate a boost in issuance later in the year because California's infrastructure needs are great, even though many municipalities are experiencing budget surpluses and strong balance sheets. In addition, we expect a tremendous increase in the amount of educational debt issued in the state due to the approval of Proposition 1A, which earmarked $9.2 billion in school bonds to be issued over the next four years.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. Most of our purchases were bonds with 15- to 25-year maturities, as this portion of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile.
      In addition, we reduced the Trust's holdings in the health-care sector as a result of increasing financial pressures on that industry. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors for value in recent months. We sold some lower-rated health-care issues and replaced them with longer-maturity insured bonds. In addition, we sold bonds in the portfolio that had a high risk of being called, or refinanced by the issuer. Bond calls can lower the Trust's income stream because when issues are called from the portfolio, we must reinvest the proceeds into bonds paying current lower interest rates. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return.
      We also continued to seek value in the municipal market by working closely with our experienced research analysts. With the help of our analysts, we searched for bonds that had favorable yields and good call protection. During the reporting period, we took advantage of a shortage of airport bonds to sell some of our holdings in that sector that had appreciated and replace them with industrial revenue issues that provided attractive yields. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -0.58 percent(1) based on market price. This reflects a decrease in market price from $18.4375 per share on October 31, 1998, to $17.6250 on April 30,
1999. In addition, the Trust provided a distribution rate of 5.62 percent(3) based on its closing common stock price on

April 30, 1999. Because the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.69 percent(4) on a taxable investment for shareholders in the 42 percent federal and state combined income tax bracket. The Trust's monthly dividend of $.0825 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
      Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
      Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
General Purpose.............  19.3%
Tax District................  11.1%
Retail
  Electric/Gas/Telephone....  10.8%
Multi-Family Housing........  10.3%
Public Building.............  10.2%

   AS OF OCTOBER 31, 1998
General Purpose.............  19.4%
Tax District................  12.7%
Retail
  Electric/Gas/Telephone....  10.7%
Multi-Family Housing........  10.4%
Health Care.................   9.0%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999

                                  [PIE CHART]





                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa            NON-RATED
                                     -------              -----                ---               -------            ---------
                                      52.2%               11.4%               9.9%                14.1%               12.4%


AS OF OCTOBER 31, 1998

                                  [PIE CHART]





                                   AAA/Aaa            AA/Aa             A/A             BBB/Baa            BB/Ba     NON-RATED
                                   -------            -----             ---             -------            -----     ---------
                                    49.6%             5.7%             16.3%             11.6%             0.6%       16.2%







Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY

                                  [BAR GRAPH]

FOR THE PERIOD ENDED APRIL 30, 1999


Distribution per Common Share                                            DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
'Nov 1998'                                                                 0.0825                             0.0000
'Dec 1998'                                                                 0.0825                             0.1992
'Jan 1999'                                                                 0.0825                             0.0000
'Feb 1999'                                                                 0.0825                             0.0000
'Mar 1999'                                                                 0.0825                             0.0000
'Apr 1999'                                                                 0.0825                             0.0000

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.4%
          CALIFORNIA  95.3%
$ 2,000   Abag Fin Auth For Nonprofit Corps
          CA Rev Ctfs Partn..................    5.500%     02/15/29   $  1,985,320
  1,000   Bakersfield, CA Ctfs Partn
          Convention Cent Expansion Proj
          (MBIA Insd)........................    5.875      04/01/22      1,081,420
  1,610   Blythe, CA Redev Agy Redev Proj No
          1 Tax Alloc Ser A Rfdg.............    7.500      05/01/23      1,831,906
  1,055   Borrego, CA Wtr Dist Ctfs Partn Wtr
          Sys Acquisition....................    7.000      04/01/27      1,135,802
  1,000   California Edl Fac Auth Rev Pooled
          Coll & Univ Projs B................    6.125      04/01/13      1,079,380
  2,000   California Edl Fac Auth Rev Student
          Ln CA Ln Pgm Ser A (MBIA Insd).....    6.000      03/01/16      2,105,280
  2,000   California Edl Fac Auth Rev Univ of
          La Verne...........................    6.375      04/01/13      2,127,060
  1,800   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Ser A
          (Prerefunded @ 12/01/00)...........    7.000      12/01/10      1,935,630
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser B (MBIA Insd)..................    6.100      02/01/28      1,062,570
  2,000   California Hsg Fin Agy Rev Home Mtg
          Ser E (AMBAC Insd).................    5.200      08/01/19      2,025,840
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser E (AMBAC Insd).................    6.100      08/01/29      1,065,000
  1,090   California Hsg Fin Agy Rev Home Mtg
          Ser F (FHA Gtd)....................    6.750      08/01/11      1,150,037
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser M (MBIA Insd)..................    5.550      08/01/17      1,038,490
  2,120   California Hsg Fin Agy Rev Insd Hsg
          Ser E (MBIA Insd)..................    7.000      08/01/26      2,252,161
  3,000   California Hsg Fin Agy Rev
          Multi-Unit Rental Hsg Ser C II.....    6.850      08/01/15      3,194,970
  8,190   California Hsg Fin Agy Rev
          Multi-Unit Rental Hsg Ser C II.....    6.875      08/01/24      8,728,329

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$10,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          (AMBAC Insd).......................    6.000%     07/01/27   $ 10,720,900
  4,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          Ser B (AMBAC Insd).................    6.400      12/01/24      4,377,840
  7,800   California Pollutn Ctl Fin Auth
          Solid Waste Disp Rev North Cnty
          Recycling Ser A....................    6.750      07/01/17      8,650,746
    880   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser C (GNMA
          Collateralized)....................    7.800      02/01/28      1,010,346
  2,000   California St (FGIC Insd)..........    4.500      12/01/24      1,828,160
  3,655   California St Cpn Muni Rcpts.......        *      03/01/08      2,493,478
  3,655   California St Cpn Muni Rcpts.......        *      09/01/09      2,313,250
  9,600   California St Prin Muni Rcpts......        *      09/01/09      6,075,840
  1,000   California St Veterans (AMBAC
          Insd)..............................    6.200      02/01/16      1,011,980
  1,000   California St Veterans Ser BH (FSA
          Insd)..............................    5.400      12/01/15      1,023,440
  1,000   California St Veterans Ser BH (FSA
          Insd)..............................    5.400      12/01/16      1,023,440
  3,000   California St Ser BR...............    5.300      12/01/29      2,988,600
  4,000   California Statewide Cmntys Dev
          Auth Spl Fac United Airls..........    5.625      10/01/34      4,100,280
  6,000   California Statewide Cmntys Dev
          Corp Ctfs Partn Insd United Westn
          Med Cent (Prerefunded @
          12/01/01)..........................    6.750      12/01/21      6,591,540
  1,000   Camarillo, CA Multi-Family Hsg Park
          Glenn Apts (FNMA Collateralized)...    5.400      03/01/28      1,013,240
  1,555   Carson, CA Impt Bond Act 1915 Assmt
          Dist No 92-1.......................    7.375      09/02/22      1,683,334
  1,000   Central Contra Costa, CA Santn Dist
          Rev Wastewtr Fac Impt Proj
          (Prerefunded @ 09/01/04) (MBIA
          Insd)..............................    6.250      09/01/11      1,138,060
  2,605   Chula Vista, CA Redev Agy Tax Alloc
          Sr Bayfront Ser D Rfdg.............    8.625      09/01/24      3,186,957
  1,000   Coachella, CA Redev Agy Tax Alloc
          Proj Area No 3 Rfdg................    5.875      12/01/28        988,870

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Contra Costa Cnty, CA Ctfs Partn
          Merrithew Mem Hosp Proj Rfdg (MBIA
          Insd)..............................    5.500%     11/01/22   $  2,100,120
  1,000   Contra Costa Cnty, CA Pub Fin Auth
          Tax Alloc Rev Ser A................    7.100      08/01/22      1,102,280
  1,000   Davis, CA Pub Fac Fin Auth Loc Agy
          Rev Mace Ranch Area Ser A..........    6.500      09/01/15      1,054,940
  1,000   Delano, CA Ctfs Partn Delano Regal
          Med Cent...........................    5.250      01/01/18        958,590
  1,910   Delano, CA Ctfs Partn Ser A
          (Prerefunded @ 01/01/03)...........    9.250      01/01/22      2,320,745
  1,000   Duarte, CA Redev Agy Tax Alloc
          Davis Addition Proj Area Rfdg......    6.700      09/01/14      1,063,140
  2,305   Dublin, CA Jt Unified Sch Dist Cap
          Apprec Ser E (b)...................        *      08/01/22        664,071
  2,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).......    4.750      06/01/30      1,878,020
    890   Fairfield, CA Hsg Auth Mtg Rev
          Creekside Estates Proj Rfdg
          (Prerefunded @ 08/01/02)...........    7.875      02/01/15      1,022,325
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist
          No 2 Rfdg (Connie Lee Insd)........    5.250      12/01/19      1,020,720
  6,000   Foothill/Eastern Corridor Agy CA
          Toll Rd Rev Cap Apprec Sr Lien Ser
          A..................................        *      01/01/27      1,354,860
  2,000   Foothill/Eastern Corridor Agy CA
          Toll Rd Rev Conv Cap Apprec Sr Lien
          Ser A (a)..........................  0/7.050      01/01/10      1,664,460
  2,000   Golden West Schs Fin Auth CA Rev
          Cap Apprec Ser A Rfdg (MBIA
          Insd)..............................        *      08/01/20        669,660
  1,085   Golden West Schs Fin Auth CA Rev
          Cap Apprec Ser A Rfdg (MBIA
          Insd)..............................        *      02/01/25        284,216
  2,000   Hawaii Desert, CA Mem Hlthcare Dist
          Rev Rfdg...........................    5.500      10/01/19      1,913,660
  1,500   Huntington Beach, CA Pub Fin Auth
          Rev Huntington Beach Redev Proj....    7.000      08/01/24      1,576,710

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Huntington Park, CA Pub Fin Auth
          Lease Rev Wastewtr Sys Proj Ser
          A..................................    6.200%     10/01/25   $  1,034,930
  1,000   Imperial, CA Irrig Dist Elec Rev
          Sys Rfdg (MBIA Insd)...............    5.000      11/01/18      1,002,020
    665   Inglewood, CA Redev Agy Tax Alloc
          Centy Redev Proj Ser A.............    6.125      07/01/23        696,514
  4,000   Los Angeles Cnty, CA Ctfs Partn
          (Prerefunded @ 11/01/01)...........    6.600      11/01/11      4,365,480
  2,000   Los Angeles Cnty, CA Ctfs Partn
          Disney Parking Proj Rfdg (AMBAC
          Insd)..............................    4.750      03/01/23      1,897,340
 12,000   Los Angeles Cnty, CA Pension Oblig
          Ctfs Ltd Muni Oblig Ser A (MBIA
          Insd)(c)...........................    6.900      06/30/08     14,385,480
  1,665   Los Angeles, CA Cmnty Redev Agy
          Ctfs Partn Allright Garage
          (Prerefunded @ 05/01/03)...........    7.550      11/01/08      1,894,054
  1,900   Los Angeles, CA Ctfs Partn.........    5.700      02/01/18      1,918,829
  1,908   Los Angeles, CA Multi-Family Rev
          Hsg Earthquake Rehab Proj Ser A
          (FNMA Collateralized)..............    5.700      12/01/27      2,033,071
  1,690   Los Angeles, CA Single Family Home
          Mtg Rev Pgm Ser A (GNMA
          Collateralized)....................    6.875      06/01/25      1,774,162
  1,000   Metropolitan Wtr Dist Southn CA
          Wtrwks Rev Ser C...................    5.000      07/01/37        979,070
  1,000   Modesto, CA Irrigation Dist Ctfs
          Partn Rfdg & Cap Impts Ser B.......    5.300      07/01/22      1,002,600
    795   Montebello, CA Unified Sch Dist
          Ctfs Partn Cap Impts Proj..........    6.300      06/01/11        850,753
  2,000   Needles, CA Pub Util Auth Util Sys
          Acquisition........................    6.500      02/01/22      2,090,960
  1,500   Newport Beach, CA Spl Tax Spl Impt
          Dist No 95-1 Ser A.................    6.750      09/01/20      1,615,695
  1,000   Oakland, CA Unified Sch Dist
          Alameda Cnty Ctfs Partn............    7.000      11/15/11      1,123,980

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Oakland, CA Unified Sch Dist
          Alameda Cnty Ctfs Partn Energy
          Retrofit Proj......................    6.750%     11/15/14   $  2,133,320
    990   Oceanside, CA Mobile Home Pk Fin
          Auth Rev...........................    5.800      03/01/28      1,001,741
  2,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)........................    5.750      06/01/15      2,146,160
  1,500   Paramount, CA Multi-Family Rev Hsg
          Twin Twrs Apts Ser A Rfdg (GNMA
          Collateralized)....................    5.700      02/20/33      1,544,640
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist
          No 1 Civic Cent West...............        *      12/01/07      1,043,625
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist
          No 1 Civic Cent West (Prerefunded @
          12/01/07)..........................        *      12/01/17        666,740
  1,250   Pomona, CA Pub Fin Auth Rev
          Southwest Pomona Redev Proj Ser W
          Rfdg (MBIA Insd)...................    5.000      02/01/30      1,222,063
  1,100   Pomona, CA Redev Agy Tax Alloc
          Downtown No 2 Redev Proj Ser U
          Rfdg...............................    5.750      04/01/19      1,081,388
  1,000   Port of Oakland, CA Spl Fac Rev
          Mitsui O.S.K. Line Ltd Ser A.......    6.800      01/01/19      1,056,630
  1,210   Redding, CA Redev Agy Tax Alloc
          Market Street Redev Proj Ser A.....    6.700      09/01/23      1,333,069
  1,000   Redondo Beach, CA Pub Fin Auth Rev
          South Bay Cent Redev Proj..........    7.000      07/01/16      1,106,050
  2,000   Richmond, CA Rev YMCA East Bay Proj
          Rfdg...............................    7.250      06/01/17      2,185,260
  1,360   Roseville, CA Fin Auth Loc Agy Rev
          Northeast Cmnty Fac Dist Bond Ser A
          Rfdg (FSA Insd)....................    5.000      09/01/21      1,347,447
  1,000   Sacramento, CA City Fin Auth Lease
          Rev (AMBAC Insd)...................    4.750      05/01/23        952,520
  1,000   Salinas, CA Santn Swr Sys Rev (FGIC
          Insd)..............................    5.000      08/01/20        992,810
  1,000   San Bernardino Cnty, CA Ctfs Partn
          Med Cent Fin Proj (MBIA Insd)......    5.000      08/01/28        981,080
  1,000   San Diego Cnty, CA Ctfs Partn......    5.600      02/01/18        996,110

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 6,000   San Diego Cnty, CA Wtr Auth Wtr Rev
          Ctfs Partn Ser 91 B (Inverse Fltg)
          (Prerefunded @ 04/27/06) (MBIA
          Insd) (d)..........................    9.020%     04/08/21   $  7,627,500
  2,650   San Diego, CA Indl Dev Rev San
          Diego Gas & Elec Ser A (MBIA
          Insd)..............................    6.400      09/01/18      2,900,478
  5,000   San Diego, CA Indl Dev Rev San
          Diego Gas & Elec Ser A (AMBAC
          Insd)..............................    6.100      09/01/19      5,426,200
  2,000   San Diego, CA Pub Fac Fin Auth Swr
          Rev Ser A (FGIC Insd)..............    5.000      05/15/29      1,964,840
  1,000   San Francisco, CA City & Cnty Arpt
          Comm Intl Arpt Rev Second Ser Issue
          12-A (FGIC Insd)...................    5.800      05/01/21      1,060,690
  2,305   San Francisco, CA City & Cnty Redev
          Agy Hotel Tax Rev (Prerefunded @
          07/01/04) (FSA Insd)...............    6.750      07/01/15      2,669,236
  5,000   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.......        *      07/01/08      3,305,400
  3,520   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.......        *      07/01/09      2,200,106
  4,250   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.......        *      07/01/12      2,222,155
  2,130   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.......        *      07/01/14        988,554
    800   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone (FSA
          Insd)..............................    6.750      07/01/15        913,792
  3,330   San Joaquin Hills, CA Transn
          Corridor Agy Toll Rd Rev Ser A Rfdg
          (MBIA Insd)........................        *      01/15/27        785,580
  1,000   San Jose, CA Single Family Mtg Rev
          Cap Apprec Ser A...................        *      04/01/16        435,060
  1,000   Santa Ana, CA Multi-Family Hsg Rev
          Villa Del Sol Apts Ser B (FNMA
          Collateralized)....................    5.650      11/01/21      1,061,640
  3,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multiple Facs Proj Ser B (AMBAC
          Insd) (b)..........................    5.500      05/15/10      3,207,060

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon     Maturity   Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev VMC Fac Replacement Proj Ser A
          (Prerefunded @ 11/15/04) (AMBAC
          Insd)..............................    6.875%     11/15/14   $  1,171,040
  2,000   Santa Clarita, CA Cmnty Fac Dist
          Spl Tax No 92-1 Ser A..............    7.450      11/15/10      2,157,440
  1,325   Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg.............    6.000      09/01/12      1,418,187
  1,535   Southern CA Home Fin Auth Single
          Family Mtg Rev Pgm B (GNMA
          Collateralized)....................    6.900      10/01/24      1,609,893
  5,000   Southern CA Pub Pwr Auth Pwr Proj
          Rev Multi-Projs....................    6.750      07/01/12      6,016,750
  1,000   Stockton, CA Cmnty Fac Dist Spl
          Tax................................    5.800      09/01/14      1,021,230
  1,000   Stockton, CA South Stockton Cmnty
          Facs Dist Spl Tax No 90-1 Rfdg.....    6.400      09/01/15      1,055,000
  1,000   Vista, CA Mobile Home Pk Rev
          Estrella De Oro Mobile Home
          Ser A..............................    5.875      02/01/28      1,015,430
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg
          Waggener Ranch Proj (FHA Gtd)......    7.000      10/01/33      2,954,049
                                                                       ------------
                                                                        232,310,914
                                                                       ------------
          GUAM  0.9%
  2,000   Guam Arpt Auth Rev Ser B...........    6.700      10/01/23      2,197,600
                                                                       ------------
          PUERTO RICO  1.0%
    696   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR.................    6.850      10/17/03        725,696
  1,580   Puerto Rico Hsg Fin Single Family
          Mtg Rev Portfolio 1 C (GNMA
          Collateralized)....................    6.850      10/15/23      1,675,242
                                                                       ------------
                                                                          2,400,938
                                                                       ------------
          U. S. VIRGIN ISLANDS  3.2%
  6,750   Virgin Islands Pub Fin Auth Rev
          Matching Fd Ln Nts Ser A Rfdg
          (Prerefunded @ 10/01/02)...........    7.250      10/01/18      7,647,075
                                                                       ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                       Market Value
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS  100.4%
  (Cost $221,596,443)...............................................   $244,556,527
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).......................       (862,749)
                                                                       ------------
NET ASSETS  $100.0%.................................................   $243,693,778
                                                                       ============

 * Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES

                April 30, 1999 and October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   April 30, 1999   October 31, 1998
------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $221,596,443 and
  $222,276,763, respectively)....................   $244,556,527      $249,204,531
Cash.............................................         88,320               -0-
Receivables:
  Interest.......................................      3,364,468         3,537,035
  Investments Sold...............................            -0-            65,000
Other............................................          1,606             2,657
                                                    ------------      ------------
      Total Assets...............................    248,010,921       252,809,223
                                                    ------------      ------------
LIABILITIES:
Payables:
  Investments Purchased..........................      3,819,343         4,121,388
  Investment Advisory Fee........................        140,471           147,987
  Income Distributions--Preferred Shares.........         65,550           156,683
  Administrative Fee.............................         40,134            42,282
  Affiliates.....................................         17,575            12,290
  Custodian Bank.................................            -0-           158,955
Accrued Expenses.................................        133,701           154,154
Trustees' Deferred Compensation and Retirement
  Plans..........................................        100,369            91,528
                                                    ------------      ------------
      Total Liabilities..........................      4,317,143         4,885,267
                                                    ------------      ------------
NET ASSETS.......................................   $243,693,778      $247,923,956
                                                    ============      ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized
  100,000,000 shares, 3,000 issued with
  liquidation preference of $25,000 per
  share--See Note 5).............................   $ 75,000,000      $ 75,000,000
                                                    ------------      ------------
Common Shares ($.01 par value with an unlimited
  number of shares authorized)...................         96,714            96,460
Paid in Surplus..................................    143,243,957       142,796,541
Net Unrealized Appreciation......................     22,960,084        26,927,768
Accumulated Net Realized Gain....................      1,582,522         2,395,073
Accumulated Undistributed Net Investment
  Income.........................................        810,501           708,114
                                                    ------------      ------------
      Net Assets Applicable to Common Shares.....    168,693,778       172,923,956
                                                    ------------      ------------
NET ASSETS.......................................   $243,693,778      $247,923,956
                                                    ============      ============
COMMON SHARES OUTSTANDING........................      9,671,433         9,646,008
                                                    ============      ============
NET ASSET VALUE PER COMMON SHARE.................   $      17.44      $      17.93
                                                    ============      ============

                                               See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                  For the Six Months Ended April 30, 1999 and
               the Two Months Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended   Two Months Ended
                                                  April 30, 1999    October 31, 1998
------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................   $ 7,101,349        $ 2,406,668
                                                   -----------        -----------
EXPENSES:
Investment Advisory Fee.........................       851,796            290,246
Administrative Fee..............................       243,370             82,927
Preferred Share Maintenance.....................        89,982             34,267
Trustees' Fees and Related Expenses.............        14,155              1,919
Custody.........................................         9,000              2,895
Legal...........................................         6,608              1,036
Other...........................................        94,824             43,588
                                                   -----------        -----------
    Total Expenses..............................     1,309,735            456,878
                                                   -----------        -----------
NET INVESTMENT INCOME...........................   $ 5,791,614        $ 1,949,790
                                                   ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...............................   $ 1,582,758        $    61,515
                                                   -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................    26,927,768         26,182,231
  End of the Period.............................    22,960,084         26,927,768
                                                   -----------        -----------
Net Unrealized Appreciation/Depreciation During
  the Period....................................    (3,967,684)           745,537
                                                   -----------        -----------
NET REALIZED AND UNREALIZED GAIN/LOSS...........   $(2,384,926)       $   807,052
                                                   ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS......   $ 3,406,688        $ 2,756,842
                                                   ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended April 30, 1999, the Two Months Ended
        October 31, 1998 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months Ended   Two Months Ended     Year Ended
                                      April 30, 1999    October 31, 1998   August 31, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $  5,791,614       $  1,949,790      $ 11,825,238
Net Realized Gain...................      1,582,758             61,515         2,333,794
Net Unrealized
  Appreciation/Depreciation During
  the Period........................     (3,967,684)           745,537         5,871,891
                                       ------------       ------------      ------------
Change in Net Assets from
  Operations........................      3,406,688          2,756,842        20,030,923
                                       ------------       ------------      ------------
Distributions from Net Investment
  Income:
  Common Shares.....................     (4,780,903)        (1,590,741)       (9,531,032)
  Preferred Shares..................       (908,324)          (388,870)       (2,343,161)
                                       ------------       ------------      ------------
                                         (5,689,227)        (1,979,611)      (11,874,193)
                                       ------------       ------------      ------------
Distributions from Net Realized
  Gain:
  Common Shares.....................     (1,921,886)               -0-          (649,552)
  Preferred Shares..................       (473,423)               -0-          (161,112)
                                       ------------       ------------      ------------
                                         (2,395,309)               -0-          (810,664)
                                       ------------       ------------      ------------
Total Distributions.................     (8,084,536)        (1,979,611)      (12,684,857)
                                       ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............     (4,677,848)           777,231         7,346,066
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued
  Through Dividend Reinvestment.....        447,670            116,196           287,402
                                       ------------       ------------      ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS............................     (4,230,178)           893,427         7,633,468
NET ASSETS:
Beginning of the Period.............    247,923,956        247,030,529       239,397,061
                                       ------------       ------------      ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $810,501,
  $708,114 and $737,935,
  respectively).....................   $243,693,778       $247,923,956      $247,030,529
                                       ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                 Six Months Ended    Two Months Ended
                                                  April 30, 1999     October 31, 1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)....     $ 17.927            $ 17.846
                                                     --------            --------
Net Investment Income...........................         .599                .202
Net Realized and Unrealized Gain/Loss...........        (.247)               .084
                                                     --------            --------
Total from Investment Operations................         .352                .286
                                                     --------            --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.................         .495                .165
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............         .094                .040
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders.................         .199                 -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............         .049                 -0-
                                                     --------            --------
Total Distributions.............................         .837                .205
                                                     --------            --------
Net Asset Value, End of the Period..............     $ 17.442            $ 17.927
                                                     ========            ========
Market Price Per Share at End of the Period.....     $17.6250            $18.4375
Total Investment Return at Market Price (b).....        (.58%)*             4.09%*
Total Return at Net Asset Value (c).............        1.16%*              1.37%*
Net Assets at End of the Period (In millions)...     $  243.7            $  247.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.................        1.55%               1.58%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........        5.78%               5.40%
Portfolio Turnover..............................          10%*                 2%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...................        1.08%               1.10%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                                  September 27, 1991
                                                                    (Commencement
                     Year Ended August 31,                          of Investment
---------------------------------------------------------------     Operations) to
      1998       1997      1996      1995      1994      1993      August 31, 1992
------------------------------------------------------------------------------------
     $17.083   $ 16.283   $16.127   $15.699   $17.454   $15.816      $14.805
     -------   --------   -------   -------   -------   -------      -------
       1.228      1.263     1.259     1.269     1.286     1.305        1.038
        .852       .902      .233      .523    (1.693)    1.658         .870
     -------   --------   -------   -------   -------   -------      -------
       2.080      2.165     1.492     1.792     (.407)    2.963        1.908
     -------   --------   -------   -------   -------   -------      -------
        .990       1.02     1.050     1.050     1.050      .981         .698
        .243       .252      .286      .311      .235      .206         .199
        .067       .072       -0-      .002      .054      .110          -0-
        .017       .021       -0-      .001      .009      .028          -0-
     -------   --------   -------   -------   -------   -------      -------
       1.317      1.365     1.336     1.364     1.348     1.325         .897
     -------   --------   -------   -------   -------   -------      -------
     $17.846   $ 17.083   $16.283   $16.127   $15.699   $17.454      $15.816
     =======   ========   =======   =======   =======   =======      =======
     $17.875   $16.8125   $16.125   $15.000   $15.500   $16.750      $15.125
       12.96%     11.45%    14.89%     3.95%     (.90%)   18.66%        5.69%*
       10.99%     11.96%     7.60%    10.02%    (3.81%)   17.89%       11.80%*
     $ 247.0   $  239.4   $ 231.7   $ 230.2   $ 226.1   $ 243.0      $ 227.2
        1.59%      1.61%     1.64%     1.66%     1.62%     1.58%        1.55%
        5.63%      6.05%     5.95%     6.22%     6.34%     6.70%        6.09%
          21%        17%       10%       16%        7%       26%          93%*
        1.10%      1.10%     1.11%     1.10%     1.10%     1.07%        1.09%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The Trust changed its fiscal year-end from August 31 to October 31. As mentioned in your last report, due to the relatively short span of time between the August 31, 1998 report and the October 31, 1998 report, the October 31, 1998 report was not distributed but rather the October data is included as part of this April 30, 1999 semi-annual report.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1999, for federal income tax purposes cost of long-term investments is $221,596,443; the aggregate gross unrealized appreciation is $23,155,533 and the aggregate gross unrealized depreciation is $195,449, resulting in net unrealized appreciation on long-term investments of $22,960,084.

    At October 31, 1998, for federal income tax purposes cost of long-term investments is $222,276,763; the aggregate gross unrealized appreciation is $26,939,528 and the aggregate gross unrealized depreciation is $11,760, resulting in net unrealized appreciation on long-term investments of $26,927,768.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Fund recognized expenses of approximately $2,700 and $300, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Fund recognized expenses of approximately $38,600 and $13,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1999, October 31, 1998, and August 31, 1998, paid in surplus related to common shares aggregated $143,243,957, $142,796,541 and $142,680,409, respectively.
    Transactions in common shares were as follows:

                            Six Months Ended   Two Months Ended     Year Ended
                             April 30, 1999    October 31,1998    August 31, 1998
---------------------------------------------------------------------------------
Beginning Shares...........     9,646,008          9,639,553          9,623,295
Shares Issued Through
  Dividend Reinvestment....        25,425              6,455             16,258
                              -----------        -----------        -----------
Ending Shares..............     9,671,433          9,646,008          9,639,553
                              ===========        ===========        ===========

4. INVESTMENT TRANSACTIONS

For the six months ended April 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,163,118 and $27,128,333, respectively. For the two months ended October 31, 1998, the cost of purchases and

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

proceeds from sales of investments, excluding short-term investments, were $7,584,560 and $4,160,065, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on April 30, 1999, was 3.190% and for the six months then ended rates ranged from 2.600% to 5.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.